UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2018

SB FINANCIAL GROUP, INC.

(Exact name of registrant as specifıed in its charter)

Ohio	0-13507	34-139506
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

401 Clinton Street, Defiance, Ohio 43512

(Address of principal executive offıces) (Zip Code)

Registrant’s telephone number, including area code: (419) 783-8950

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K fıling is intended to simultaneously satisfy the fıling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 9, 2018, SB Financial Group, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with FIG Partners, LLC, as underwriter (the “Underwriter”), in connection with the public offering of 1,449,275 shares of the Company’s common stock, without par value per share (the “Common Stock”), at a price of $18.00 per share less underwriting discounts and commissions (the “Offering”).

Pursuant to the terms of the Underwriting Agreement, the Company granted the Underwriter an option, exercisable for thirty (30) days, to purchase up to an additional 217,391 shares of its Common Stock, which was exercised in full by the Underwriter on February 9, 2018.

The closing of the Offering occurred on February 13, 2018. At closing, the Company received net proceeds of approximately $28,025,248 after deducting underwriting discounts and commissions and offering expenses. The Company intends to use the net proceeds from this offering for general corporate purposes, which may include (a) capital contributions to its bank subsidiary to increase regulatory capital and/or (b) investments at the holding company level.

A copy of the opinion of Porter Wright Morris & Arthur LLP relating to the legality of the issuance and sale of the shares in the Offering is attached as Exhibit 5.1 hereto. A copy of the Underwriting Agreement is filed as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the Offering by the Company and the documentation related thereto does not purport to be complete and is qualified in its entirety by reference to such Exhibits.

Item 8.01 Other Material Information.

On February 9, 2018, the Company issued a press release announcing the pricing of the Offering described in Item 1.01. A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

On February 13, 2018, the Company issued a press release announcing the closing of the Offering described in Item 1.01. A copy of the press release is filed as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 9, 2018, by and between SB Financial Group, Inc. and FIG Partners, LLC.
5.1	Opinion of Porter Wright Morris & Arthur LLP.
23.1	Consent of Porter Wright Morris & Arthur LLP (included in Exhibit 5.1 filed herewith).
99.1	Press Release issued by SB Financial Group, Inc. dated February 9, 2018.
99.2	Press Release issued by SB Financial Group, Inc. dated February 13, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SB Financial Group, Inc.

Date: February 13, 2018	By:	/s/ Anthony V. Cosentino
Anthony V. Cosentino Executive Vice President and Chief Financial Officer

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